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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of

                       The Securities Exchange Act of 1934




Date of Report  (Date of earliest event reported):  March 14, 2000


                            INFORMATION HOLDINGS INC.
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             (Exact Name of Registrant as specified in its Charter)


         Delaware                        1-14371                 06-1518007
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
       of  corporation)                                      Identification No.)



2777 Summer Street, Stamford, Connecticut                           06905
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(Address of Principal                                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code:             (203) 961-9106
                                                                ---------------



                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.   Other Events

         On March 14, 2000, Information Holdings Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with the representatives of the underwriters named therein in connection with the offering (the "Offering") of 4,500,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). An additional 675,000 shares of Common Stock are subject to an over-allotment option granted to the underwriters in the Purchase Agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

         On March 15, 2000, the Company announced the pricing of the Common Stock issued in the Offering. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)       Financial Statements of Business acquired:  None
         (b)       Pro Forma Financial Information:   None
         (c)       Exhibits:
                   1.1 Purchase Agreement, dated March 14, 2000, among the
                       Company and the representatives of the underwriters named therein
                   99.1 Press Release, dated March 15, 2000


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                            INFORMATION HOLDINGS INC.


                           By: /s/ Vincent A. Chippari
                              ----------------------------------
                           Name:  Vincent A. Chippari
                           Title: Executive Vice President and
                                  Chief Financial Officer





Date:  March 15, 2000



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                                  EXHIBIT INDEX
                                  -------------



The following Exhibits are filed herewith.

Exhibit Number             Description
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1.1                        Purchase Agreement dated March 14, 2000
99.1                       Press Release dated March 15, 2000.


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